  AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 23, 1998
                                                    REGISTRATION NO. 333-
--------------------------------------------------------------------------------
                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549

                                       FORM S-8
                                REGISTRATION STATEMENT
                                        UNDER
                              THE SECURITIES ACT OF 1933

                            THE CHARLES SCHWAB CORPORATION
                (Exact name of registrant as specified in its charter)


                DELAWARE                                94-3025021
   (State or other jurisdiction of                   (I.R.S. employer
    incorporation or organization)                  identification no.)

                               -----------------------
                                101 MONTGOMERY STREET
                           SAN FRANCISCO, CALIFORNIA 94104
                                    (415) 627-7000
                      (Address of  principal executive offices)
                               -----------------------
           CHARLES SCHWAB PROFIT SHARING AND EMPLOYEE STOCK OWNERSHIP PLAN
                               (Full title of the plan)

                               -----------------------
                  -------------------------------------------------
                            THE CHARLES SCHWAB CORPORATION
                                101 MONTGOMERY STREET
                           SAN FRANCISCO, CALIFORNIA 94104
                                    (415) 627-7000
(Name, address and telephone number, including area code, of agent for service)
                               -----------------------
                                      COPIES TO:

                                SCOTT P. SPECTOR, ESQ.
                                  FENWICK & WEST LLP
                                 TWO PALO ALTO SQUARE
                             PALO ALTO, CALIFORNIA  94306
                               -----------------------

                                                       CALCULATION OF REGISTRATION FEE
--------------------------------------------------------------------------------------------------------------
                                                                            PROPOSED
                                           AMOUNT    PROPOSED MAXIMUM       MAXIMUM
TITLE OF SECURITIES TO                     TO BE      OFFERING PRICE       AGGREGATE            AMOUNT OF
     BE REGISTERED                       REGISTERED    PER SHARE( 1)    OFFERING PRICE(1)    REGISTRATION FEE
--------------------------------------------------------------------------------------------------------------
Common Stock, par value $0.01(2)         16,933,932      $36.1875         $612,796,664.20        180,775.02                $
--------------------------------------------------------------------------------------------------------------

(1) Estimated solely for the purpose of calculating the registration fee, pursuant to Rule 457, on the basis of the average of the high and low prices at which the common stock was sold on January 20, 1998.

(2) Relates to Common Stock to be offered or sold pursuant to the Employee Stock Ownership Plan part of the Charles Schwab Profit Sharing and Employee Stock Ownership Plan (the "Plan"). In addition, pursuant to Rule 416(c) under the Securities Act of 1933, this Registration Statement also covers an indeterminate amount of interests to be offered or sold pursuant to the Plan described herein. Common Stock to be offered or sold pursuant to the Profit Sharing and Salary Deferral 401(k) parts of the Plan was previously registered on Form S-8 (File No. 33-37485).

     Approximate date of commencement of proposed sale to the public: As soon as practicable after this Registration Statement becomes effective.

                                       PART II
                  INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.   INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE.


          The following documents filed by The Charles Schwab Corporation (the "Registrant") with the Securities and Exchange Commission (the "Commission") are incorporated by reference into this Registration Statement:

          (a) The Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1996 which contains, by incorporation by reference to portions of the Registrant's 1996 Annual Report to Stockholders, the Registrant's audited financial statements for the year ended December 31, 1996.

          (b) The description of the Registrant's Common Stock incorporated by reference (to portions of Registrant's Registration Statement No. 33-16192 on Form S-1) in the Registration Statement on Form 8-A filed with the Commission on September 22, 1987, under Section 12 of the Exchange Act, including any amendment or description filed for the purpose of updating such description.

          (c) The Company's Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 1997, June 30, 1997 and September 30, 1997.

          (d) The Registrant's definitive Proxy Statement dated March 21, 1997 for its annual meeting of stockholders held on May 12, 1997.

          (e) The Charles Schwab Profit Sharing and Employee Stock Ownership Plan's (the "Plan") Annual Report on Form 11-K for the year ended December 31, 1996.

          (f)  The Registrant's Current Report on Form 8-K dated December 24,
               1997.

          All reports or other documents subsequently filed by the Registrant and the Plan pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act, prior to the filing of a post-effective amendment to the Registration Statement which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold hereunder, shall be deemed to be incorporated by reference herein and to be a part of this Registration Statement from the date of filing such reports and documents.

ITEM 4.   DESCRIPTION OF SECURITIES.

          Not applicable; the class of Securities to be offered is registered under Section 12 of the Exchange Act.

ITEM 5.   INTERESTS OF NAMED EXPERTS AND COUNSEL.

          Not applicable.

ITEM 6.   INDEMNIFICATION OF DIRECTORS AND OFFICERS.

          The Registrant's Restated Certificate of Incorporation provides that no director of the Registrant shall be personally liable to the Registrant or its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent provided by applicable law, (i) for any breach of the director's duty of loyalty to the Registrant or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) in respect to certain unlawful dividend payments or stock redemptions or repurchases, or (iv) for any transaction from which the director derives an improper personal benefit. The effect of the provision in the Restated Certificate of Incorporation is to eliminate the rights of the Registrant and its stockholders (through stockholders' derivative suits on behalf of the Registrant) to recover monetary damages against a director for breach of fiduciary duty as a director (including breaches resulting from negligent or grossly negligent behavior) except in the situations described in clauses (i) - (iv) above.

          Section 145 of the Delaware General Corporation Law provides for indemnification of officers and directors for actions taken in good faith and in a manner reasonably believed to be in the best interests of the corporation, which provision is sufficiently broad to indemnify officers and directors of the Registrant under certain circumstances from liabilities (including reimbursement for expenses incurred) arising under the Securities Act of 1933, as amended (the "Act"). Article VII of the Registrant's Amended and Restated Bylaws contains provisions for the indemnification of officers and directors within the limitations permitted by such section of Delaware law. The Registrant has obtained directors and officers liability and corporation reimbursement insurance which covers all officers and directors of the Registrant and its subsidiaries, and provides for the reimbursement of amounts paid by the Registrant or its subsidiaries to directors and officers pursuant to indemnification arrangements, subject to certain deductibles and coinsurance provisions.

ITEM 7.   EXEMPTION FROM REGISTRATION CLAIMED.

          Not applicable.

ITEM 8.   EXHIBITS

             5.1 Internal Revenue Service determination letter dated March 9, 1990 to the effect that the Plan is qualified under Section 401 of the Internal Revenue Code (for amendments to the Plan adopted on July 30, 1987), filed as Exhibit 5.1 to the Registrant's Registration Statement on Form S-8, File No. 33-37485 and incorporated herein by reference.

             5.2 Internal Revenue Service determination letter dated October 2, 1995 to the effect that that the Plan is qualified under
                    Section 401 of the Internal

                    Revenue Code (for amendments to the Plan adopted on July 6,
                    1995). The Registrant and the Plan undertake to submit any amendments to the Plan not covered by the determination letters included herein as Exhibits and to make all changes required by the Internal Revenue Service in order to qualify the Plan.

            23.1    Consent of Deloitte & Touche LLP.

            23.2    Consent of Arthur Andersen LLP.

            23.3    Consent of LeRoy Accountancy Corporation.

            24.1 Power of Attorney (contained on the signature pages of this Registration Statement)

ITEM 9.   UNDERTAKINGS.

          The undersigned Registrant hereby undertakes:

          (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

               (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933 (the "Act");

               (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20 percent change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement;

               (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

provided, however, that paragraphs (1)(i) and (1)(ii) do not apply if the registration statement is on Form S-3, Form S-8 or Form F-3, and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the registrant pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act") that are incorporated by reference in the registration statement.

          (2) That, for the purpose of determining any liability under the Act, each post-effective amendment to this Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (3) To remove from registration by means of a post-effective amendment any of the securities being registered hereby which remain unsold at the termination of the offering.

          (4) That, for purposes of determining any liability under the Act, each filing of the Registrant's annual report pursuant to Section 13(a) or
Section 15(d) of the Exchange Act (and each filing of The Charles Schwab Profit Sharing and Employee Stock Ownership Plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in this Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial BONA FIDE offering thereof.

          (5) To deliver or cause to be delivered with the prospectus to each employee to whom the prospectus is sent or given, a copy of the latest annual report to security holders that is incorporated by reference in the prospectus and furnished pursuant to and meeting the requirements of Rule 14a-3 or Rule 14c-3 under the Exchange Act; and, where interim financial information required to be presented by Article 3 of Regulation S-X is not set forth in the prospectus, to deliver, or cause to be delivered to each person to whom the prospectus is sent or given, the latest quarterly report that is specifically incorporated by reference in the prospectus to provide such interim financial information.

          (6) Insofar as indemnification for liabilities arising under the Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                      SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Francisco, State of California, on January 20, 1998.
                                        THE CHARLES SCHWAB CORPORATION

                                        By:       /s/ Charles R. Schwab
                                           ------------------------------------
                                           Charles R. Schwab
                                           Chairman and Chief Executive Officer

                                  POWER OF ATTORNEY

          We, the undersigned directors and officers of The Charles Schwab Corporation, and each of us do hereby constitute and appoint Charles R. Schwab, David S. Pottruck and Steven L. Scheid, or any of them, our true and lawful attorneys and agents, each with power of substitution, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys and agents, or any of them, may deem necessary or advisable to enable The Charles Schwab Corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission, in connection with this Registration Statement, including specifically but without limitation, power and authority to sign for us or any of us in our names in the capacities indicated below, any and all amendments (including post-effective amendments) hereto; and we do hereby ratify and confirm all that the said attorneys and agents, or their substitute or substitutes, or any one of them, shall do or cause to be done by virtue hereof.


          THE REGISTRANT. Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on January 20, 1998.



Signature                                             Title
---------                                             -----

/s/ Charles R. Schwab                     Chairman, Co-Chief Executive Officer
---------------------------------         and Director (principal executive
Charles R. Schwab                         officer)


/s/ David S. Pottruck                     President, Co-Chief Executive
---------------------------------         Officer, Chief Operating Officer and
David S. Pottruck                         Director


                                          Vice Chairman and Director
---------------------------------
Lawrence J. Stupski


/s/ Steven L. Scheid                      Executive Vice President
---------------------------------         and Chief Financial Officer (principal
Steven L. Scheid                          financial and accounting officer


/s/ Nancy H. Bechtle                      Director
---------------------------------
Nancy H. Bechtle

/s/ C. Preston Butcher                    Director
---------------------------------
C. Preston Butcher


                                          Director
---------------------------------
Donald G. Fisher


                                          Director
---------------------------------
Anthony M. Frank


                                          Director
---------------------------------
Frank C. Herringer


/s/ Stephen T. McLin                      Director
---------------------------------
Stephen T. McLin


/s/ Dr. George P. Shultz                  Director
---------------------------------
Dr. George P. Shultz


                                          Director
---------------------------------
Roger O. Walther

     THE PLAN. Pursuant to the requirements of the Securities Act of 1933, the Administrative Committee of the Charles Schwab Profit Sharing and Employee Stock Ownership Plan has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Francisco, California, on January 20, 1998.

                              Charles Schwab Profit Sharing and
                              Employee Stock Ownership Plan

                              By:   /s/ Luis E. Valencia
                                    ------------------------------------------
                              Name:     Luis E. Valencia
                                    ------------------------------------------
                              Title:    Executive Vice President and Chief
                                    ------------------------------------------
                                        Administrative Officer
                                    ------------------------------------------

                                    EXHIBIT INDEX

Exhibit No.                     Description
-----------                     -----------

   5.1 Internal Revenue Service determination letter dated March 9, 1990 to the effect that the Plan is qualified under Section 401 of the Internal Revenue Code (for amendments to the Plan adopted on July 30, 1987), filed as Exhibit 5.1 to the Registrant's Registration Statement on Form S-8, File No. 33-37485 and incorporated herein by reference.

   5.2 Internal Revenue Service determination letter dated October 2, 1995 to the effect that that the Plan is qualified under Section 401 of the Internal Revenue Code (for amendments to the Plan adopted on July 6, 1995). The Registrant and the Plan undertake to submit any amendments to the Plan not covered by the determination letters included herein as Exhibits and to make all changes required by the Internal Revenue Service in order to qualify the Plan.

  23.1         Consent of Deloitte & Touche LLP.

  23.2         Consent of Arthur Andersen LLP.

  23.3         Consent of LeRoy Accountancy Corporation.

  24.1 Power of Attorney (contained on the signature pages of this Registration Statement)